Exhibit 99.1


                                VOTING AGREEMENT


         VOTING AGREEMENT, dated as of June 22, 2006 (the "Agreement"), among Anadarko Petroleum Corporation, a Delaware corporation ("Parent"), and _______ (solely in his, her or its capacity as a stockholder, "Stockholder").

                                  INTRODUCTION

         Parent, APC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Western Gas Resources, Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as it may be amended or supplemented from time to time, the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company, and the Company will be the surviving entity (the "Merger").

         As of the date hereof, Stockholder is the record and beneficial owner of the number of shares (the "Shares") of common stock, par value $.10 per share, of the Company (the "Company Common Stock") set forth opposite Stockholder's name on Schedule I attached hereto (such Shares, together with any other shares of capital stock of the Company acquired by Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options or warrants, or any other convertible or exchangeable securities or similar instruments of the Company), being collectively referred to herein as Stockholder's "Subject Shares").

         As a condition to its willingness to enter into the Merger Agreement, Parent has required that Stockholder agree, and Stockholder is willing to agree, to the matters set forth herein.

         In consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

         Section 1. Defined Terms. Capitalized terms used but not defined herein have the meanings set forth in the Merger Agreement.

         Section 2. Voting of Shares.

         (a) Voting. For so long as this Agreement is in effect, subject to the terms and conditions hereof, Stockholder hereby agrees to vote (or cause to be voted) all of Stockholder's Subject Shares, at every annual, special or other meeting of the stockholders of the Company, and at any adjournments or postponements thereof, or pursuant to any consent in lieu of a meeting or otherwise:

             (i) in favor of the Merger and the adoption of the Merger Agreement and the approval of the other transactions contemplated thereby, and any actions required in furtherance thereof;

             (ii) against any action or agreement that Stockholder would reasonably expect to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement; and

             (iii) against (A) any extraordinary corporate transaction, such as a merger, rights offering, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries (other than the Merger), (B) a sale or transfer of a material amount of assets or capital stock of the Company or any of its subsidiaries, or (C) any action that is intended, or would reasonably be expected, to prevent or materially delay or otherwise materially interfere with the Merger and the other transactions contemplated by the Merger Agreement. Furthermore, Stockholder shall not participate in any way in (and shall vote Stockholders' Subject Shares against) the calling of a special meeting of the Company's stockholders at which any of the foregoing is proposed to be voted upon.

         (b) Grant of Irrevocable Proxy. Stockholder hereby irrevocably grants to, and appoints, Parent and any individual who shall hereafter be designated by Parent, and each of them, Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote, or cause to be voted, Stockholder's Subject Shares, or grant a consent or approval in respect of Stockholder's Subject Shares, at every annual, special or other meeting of the stockholders of the Company, and at any adjournments or postponements thereof, or pursuant to any consent in lieu of a meeting or otherwise, with respect to the matters and in the manner specified in Section 2(a) hereof; provided that the foregoing proxy shall terminate immediately upon termination of this Agreement in accordance with its terms. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Subject to this Section 2(b) and Section 10, this grant of proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done in accordance herewith. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of Delaware (the "DGCL").

         Section 3. Fiduciary Responsibilities. All agreements and understandings made herein shall be made solely in Stockholder's capacity as a stockholder and (if Stockholder is an officer or director of the Company) not in Stockholder's capacity as an director or officer of the Company. Without limiting the generality of the foregoing, Stockholder executes and delivers this Agreement and performs Stockholder's obligations hereunder solely in his, her or its capacity as the record and beneficial owner, as applicable, of Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder in his capacity as an officer or director of the Company in exercising his or the Company's or the Company's Board of Directors' rights or duties in connection with the Merger Agreement or otherwise and such actions shall not be deemed to be a breach of this Agreement.

         Section 4. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as follows:

         (a) Binding Agreement. Stockholder has the power and authority or capacity, as the case may be, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (b) No Conflict. Neither the execution and delivery of this Agreement by Stockholder, nor the performance by Stockholder of its obligations hereunder will, assuming any consent, authorization, waiver or exemption under Section 203 of the DGCL applicable hereto has been obtained, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws or the HSR Act or as would not reasonably be expected to prevent, materially delay or otherwise materially impair Stockholder's ability to perform its obligations hereunder) with, or notification to, any Governmental Authority, (ii) if Stockholder is an entity, result in a violation of, or default under, or conflict with any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, (iii) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to Stockholder or Stockholder's Subject Shares, (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to Stockholder or Stockholder's Subject Shares, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of Stockholder's Subject Shares, or (v) require any consent, authorization or approval of any Person other than a Governmental Authority, except, in the case of clauses (iv) and (v), as would not reasonably be expected to prevent, materially delay or otherwise materially impair Stockholder's ability to perform its obligations hereunder. If Stockholder is a married individual and Stockholder's Subject Shares constitute community property or otherwise need spousal approval in order for this Agreement to be a legal, valid and binding obligation of Stockholder, this Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, Stockholder's spouse, enforceable against such spouse in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (c) Ownership of Shares. Stockholder is the record and/or beneficial owner of the Shares set forth opposite Stockholder's name on Schedule I attached hereto free and clear of any security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Shares), other than those created by this Agreement or as set forth on Schedule I attached hereto. There are no outstanding options or other rights to acquire from Stockholder, or obligations of Stockholder to sell or to dispose of, any shares of Company Common Stock, and none of Stockholder's Subject Shares are subject to vesting, except as set forth on Schedule I attached hereto. Stockholder holds the exclusive power to vote the Shares set forth opposite Stockholder's name on Schedule I attached hereto. As of the date of this Agreement, the Shares set forth opposite Stockholder's name on such Schedule I attached hereto represent all of the shares of capital stock of the Company owned (beneficially or of record) by Stockholder, except shares of Company Common Stock which may be acquired by Stockholder upon exercise of options, if any, held by Stockholder as set forth in such Schedule and except as otherwise set forth on Schedule I attached hereto.

         (d) Broker Fees. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission based upon arrangements made by or on behalf of Stockholder in connection with its entering into this Agreement.

         Section 5. Representations and Warranties of Parent. Parent represents and warrants to Stockholder as follows:

         (a) Binding Agreement. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby. Parent has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (b) No Conflict. Neither the execution and delivery by Parent of this Agreement, nor the performance by Parent of its obligations hereunder will, assuming any consent, authorization, waiver or exemption under Section 203 of the DGCL applicable hereto has been obtained, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws or the HSR Act or as would not reasonably be expected to prevent, materially delay or otherwise materially impair Parent's ability to perform its obligations hereunder) with, or notification to, any Governmental Authority, (ii) result in a violation of, or default under, or conflict with any provision of its Certificate of Incorporation or Bylaws, (iii) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to Parent, (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to Parent, or (v) require any consent, authorization or approval of any Person other than a Governmental Authority, except, in the case of clauses (iv) and (v), as would not prevent, materially delay or otherwise materially impair such Parent's ability to perform its obligations hereunder.

         Section 6. Transfer and Other Restrictions. For so long as this Agreement is in effect:

         (a) Certain Prohibited Transfers. Stockholder agrees not to:

             (i) sell, transfer, pledge, encumber, assign or otherwise dispose whether by merger, consolidation or operation of law (collectively, the "Transfer") of, or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, Stockholder's Subject Shares or any interest contained therein (other than, if the transactions contemplated by the Merger Agreement are consummated, by operation of law in the Merger), except that any Stockholder may Transfer any of the Subject Shares to any other holder of Company Common Stock who is on the date hereof a party to this Agreement or other agreement with Parent on terms substantially identical to the terms of this Agreement, or to any other Person that, prior to or coincident with such Transfer, executes an agreement with Parent on terms substantially identical to the terms of this Agreement;

             (ii) grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to Stockholder's Subject Shares, other than this Agreement;

             (iii) enter into, or deposit Stockholder's Subject Shares into, a voting trust or take any other action which would, or could reasonably be expected to, result in a diminution of the voting power represented by any of Stockholder's Subject Shares; or

             (iv) commit or agree to take any of the foregoing actions that would reasonably be expected in any way to limit, restrict or interfere with Stockholder's obligations hereunder or with the consummation of the Merger; provided, however, that the restrictions in this Section 6 shall not be deemed violated by any Transfer of Subject Shares pursuant to a cashless exercise of options to acquire Shares so long as the Shares issuable upon exercise thereof become Stockholder's Subject Shares hereunder.

         (b) Efforts. For so long as this Agreement is in effect, Stockholder agrees not to take any action which would reasonably be expected to make any representation or warranty of Stockholder herein untrue or incorrect in any material respect or knowingly take any action that would have the effect of preventing or disabling it from performing its obligations under this Agreement. Subject to Section 3 hereof, for so long as this Agreement is in effect, Stockholder shall use Stockholder's reasonable efforts to take, or cause to be taken, all actions (including executing and delivering such additional documents) and do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things, in each case, as may reasonably be deemed by Parent to be necessary or desirable to carry out the provisions of this Agreement.

         (c) Additional Shares. In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting Stockholder's Subject Shares or
(ii) Stockholder becomes the beneficial owner of any additional shares of Company Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a) hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by Stockholder immediately following the effectiveness of the events described in clause (i) or Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Stockholder's Subject Shares hereunder. Stockholder hereby agrees, while this Agreement is in effect, to notify Parent of the number of any new shares of Company Common Stock acquired by Stockholder, if any, after the date hereof.

         (d) Certificates. Stockholder agrees to submit his certificates or certificates representing Stockholder's Subject Shares so they may be legended if required by applicable law for the enforceability of the transfer restrictions set forth in this Section 6.

         Section 7. Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal, any dissenter's rights and any similar rights relating to the Merger that Stockholder may directly or indirectly have by virtue of the ownership of the Subject Shares.

         Section 8. No Solicitation. For so long as this Agreement is in effect, no Stockholder shall, nor shall Stockholder authorize any investment banker, attorney or other advisor or representative of Stockholder to, directly or indirectly through another Person, solicit, initiate or encourage, or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal; provided that any action which is permitted by the Merger Agreement to be taken by Stockholder in his capacity as a director or officer or which is permitted by
Section 3 hereof shall not be prohibited or restricted by the foregoing.

         Section 9. Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that the non-breaching party shall be entitled to specific performance of the terms hereof in addition to any other remedy which may be available at law or in equity. It is accordingly agreed that the non-breaching party will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery of the State of Delaware, the foregoing being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any state or federal court located in Wilmington, Delaware, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Delaware Court of Chancery of the State of Delaware.

         Section 10. Termination. This Agreement shall terminate and cease to have any force or effect on the earliest of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the written agreement of the parties hereto to terminate this Agreement, (iii) the consummation of the Merger, (iv) the amendment of the Merger Agreement to decrease the Merger Consideration or otherwise alter the Merger Consideration in a manner adverse to Stockholder unless such amendment has been consented to by Stockholder in writing prior to or simultaneously with such amendment, and (v) if the Merger has not been consummated by December 31, 2006, notice at any time thereafter from any party hereto to the other parties of such party's election to terminate this Agreement (provided, however, that the right to terminate this Agreement pursuant to this clause (v) shall not be available to any party that is in breach in any material respect of its obligations hereunder); provided, however, that (1) Sections 3, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21 shall survive any termination of this Agreement and (2) termination of this Agreement shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.

         Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight carrier or by telecopier (upon confirmation of receipt) to the parties at the following addresses or at such other address as shall be specified by the parties by like notice: (i) if to Parent or the Company, to the appropriate address set forth in Section 8.1 of the Merger Agreement; and (ii) if to Stockholder, to the appropriate address set forth on Schedule I hereto.

         Section 12. Certain Events. Stockholder agrees that this Agreement and the obligations hereunder shall attach to Stockholder's Subject Shares and shall be binding upon any Person to which legal or beneficial ownership of Stockholder's Subject Shares shall pass, whether by operation of law or otherwise, including Stockholder's heirs, guardians, administrators or successors.

         Section 13. Publicity.

         (a) Stockholder hereby consents to the publication and disclosure in the Proxy Statement, and any other documents required to be filed with the SEC in connection with the Merger, the identity and ownership of the Subject Shares by Stockholder and the nature of Stockholder's commitments, agreements and understandings under this Agreement.

         (b) Except as required by law, for so long as this Agreement is in effect, no Stockholder will, or will authorize any of its affiliates to, issue or cause publication of any press release or other announcement with respect to the transactions contemplated by this Agreement without the written consent of Parent, which consent shall not be unreasonably withheld.

         Section 14. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

         Section 15. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         Section 16. Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, except as expressly provided by Section 6(a). This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's heirs, beneficiaries, executors, successors, representatives and permitted assigns.

         Section 17. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

         Section 19. Appointment of Registered Agent. To the extent that a party to this Agreement is not otherwise subject to service of process in the State of Delaware, such party hereby appoints The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, as such party's agent in the State of Delaware for acceptance of legal process, and agrees that service made on such agent shall have the same legal effect as if served upon such party personally within the State of Delaware.

         Section 20. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

         Section 21. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed, individually or by its respective officer thereunto duly authorized, as of the date first written above.

                                        ANADARKO PETROLEUM CORPORATION


                                        By: ___________________________________
                                        Name:  Robert K. Reeves
                                        Title: Senior Vice President, Corporate
                                               Affairs & Law and Chief
                                               Governance Officer


                                        STOCKHOLDER



                                        By: ___________________________________
                                        Name:

                                   SCHEDULE I

                                       TO

                                VOTING AGREEMENT



-------------------------------------------------------------------------------------------------------
                                                              Number of Shares       Number of
                              Number of Shares of             of Company             Options to
Name and Address of           Company Common                  Common Stock           Acquire Company
Stockholder                   Stock (Unrestricted)           (Restricted)(1)         Common Stock
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------



         (1) All shares subject to vesting restrictions

If to Stockholder:

         [Address]


With a copy to:

         Western Gas Resources, Inc.
         1099 18th Street, Suite 1200
         Denver, CO  80202
         Attention:  John C. Walter, Esq.
         Fax Number:  (303) 457-8482
         Phone Number:  (303) 451-5603